EQ ADVISORS TRUSTSM

Multimanager Aggressive Equity Portfolio

SUPPLEMENT DATED AUGUST 1, 2022, TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2022, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2022, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

Effective August 31, 2022, the investment sub-advisory agreement between Equitable Investment Management Group, LLC and ClearBridge Investments, LLC (“ClearBridge”) with respect to an Active Allocated Portion of the Multimanager Aggressive Equity Portfolio (the “Portfolio”) will terminate and ClearBridge will no longer serve as a sub-adviser to the Portfolio. All references to and information about ClearBridge as a sub-adviser to the Portfolio in the Summary Prospectus, Prospectus and SAI are deleted as of that date.